Centaurus Diamond Technologies, Inc.
(Formerly Sweetwater Resources, Inc.)

and

Innovative Sales

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)
Pro Forma Combined Financial Statements

Pro Forma Combined Balance Sheet at March 31, 2012	3

Pro Forma Combined Statement of Operations for the Fiscal Year Ended March 31, 2012	4

Notes to the Pro Forma Combined Financial Statements	5

Centaurus Diamond Technologies, Inc.
(Formerly Sweetwater Resources, Inc.)

and

Innovative Sales

As of and for the Fiscal Year Ended March 31, 2012

(Unaudited)

The following pro forma combined balance sheet as of March 31, 2012 and the pro forma combined statements of operations for the fiscal year ended March 31, 2012 are based on the historical financial statements of Centaurus Diamond Technologies, Inc. (formerly Sweetwater Resources, Inc.) (“CTDT” or the “Company”) and Innovative Sales, (“Innovative”) after giving effect to the CTDT’s acquisition of Innovative using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of March 31, 2012 for the balance sheet, and April 1, 2011 for statements of operations for pro forma financial statements purposes.

The merger between the Company and Innovative has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”.  The combination of the two companies is recorded as a recapitalization of Innovative pursuant to which Innovative is treated as the continuing entity.  In connection with the acquisition, the Company exchanged 100% of equity interest of Innovative by issuing 43,850,000 shares of the Company’s common stock. As a result of the consummation of the Share Issuance, Innovative became a wholly owned subsidiary of the Company; and the Officers and Directors of Innovative Sales were appointed as the Officers and Directors of the Company.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and Innovative Sales been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s  historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2012 as filed with United States Securities and Exchange Commission (“SEC”) on August 10, 2012 and Innovative’s historical financial statements included elsewhere in this amended Current Report on Form 8KA for the fiscal year ended March 31, 2012.

Centaurus Diamond Technologies, Inc.
(Formerly Sweetwater Resources Inc.)
Pro Forma Combined Balance Sheet
March 31, 2012
(Unaudited)
	Historical			Pro Forma
	Centaurus Diamond Technologies, Inc. (formerly Sweetwater Resources Inc.)	Innovative Sales		Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash	$1,948	$-	(2)	$600,000	$601,948

Total Current Assets	1,948	-		600,000	601,948

PATENT
Patent		6,982			6,982
Accumulated amortization		(435)			(435)

Patent, net	-	6,547		-	6,547

Total Assets	$1,948	$6,547		$600,000	$608,495

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$20,935	$-		$-	$20,935
Advances from related party	35,615	6,225		-	41,840

Total Current Liabilities	56,550	6,225		-	62,775

Total Liabilities	56,550	6,225		-	62,775

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock: $0.001 par value; 450,000,000 shares authorized;
113,525,000 shares issued and outstanding					-
73,000,000 shares issued and outstanding - Pro Forma	113,525	3,000	(1)(2)(3)	(43,525)	73,000
Additional paid-in capital	(24,725)		(1)(2)(3)(4)(5)	500,123	475,398
Deficit accumulated deficit the development stage	(143,402)	(2,678)	(4)(5)	143,402	(2,678)

Total Stockholders' Equity (Deficit)	(54,602)	322		600,000	545,720

Total Liabilities and Stockholders' Equity (Deficit)	$1,948	$6,547		$600,000	$608,495

(1)	To reflect cancellation of 85,575,000 shares of CTDT’s common stock by the controlling stockholder effective as of June 5, 2012, the closing date of the merger between CTDT and Innovative Sales;
(2)	To reflect sale of 1,200,000 shares of CTDT's common stock and warrants for cash of $600,000;
(3)	To reflect issuance of additional 43,850,000 common shares to the sole stockholder of Innovative Sales effective as of June 5, 2012 upon acquisition of certain assets from Innovative Sales
(4)	To reclassify CTDT accumulated deficit to Additional paid-in capital
(5)	To reclassify Innovative Sales common stock to additional paid-in capital.

See accompanying notes to the unaudited pro forma combined financial statements.

Centaurus Diamond Technologies, Inc.
(Formerly Sweetwater Resources Inc.)
Pro Forma Combined Statements of Operations
March 31, 2012
(Unaudited)

	Historical			Pro Forma
	Fuel Doctor Holdings, Inc. (formerly Silverhill Management Services, Inc.)	Innovative Sales		Adjustments	Combined
	For the Fiscal Year	For the Fiscal Year
	Ended	Ended
	March 31, 2012	March 31, 2012

Revenues Earned during the Development Stage				$-	$-

Operatiing Expenses
Amortization		348			348
General and administrative	16,271	32			16,303

Total Operating Expenses	16,271	380		-	16,651

Loss from Operations	(16,271)	(380)		-	(16,651)

Net Loss	$(16,271)	$(380)		$-	$(16,651)

Net Loss per Common Shares - Basic and Diluted	$-			$-	$-

Weighted average common shares outstanding - basic and diluted	113,525,000		(1)(2)(3)	(40,525,000)	73,000,000

(1)	To reflect cancellation of 85,575,000 shares of CTDT’s common stock by the controlling stockholder effective as of June 5, 2012, the closing date of the merger between CTDT and Innovative Sales;
(2)	To reflect sale of 1,200,000 shares of CTDT's common stock and warrants for cash of $600,000;
(3)	To reflect issuance of additional 43,850,000 common shares to the sole stockholder of Innovative Sales effective as of June 5, 2012 upon acquisition of certain assets from Innovative Sales

See accompanying notes to the unaudited pro forma combined financial statements.

Centaurus Diamond Technologies, Inc.
(Formerly Sweetwater Resources, Inc.)

and

Innovative Sales

As of and for the Fiscal Year Ended March 31, 2012
Notes to the Pro Forma Combined Financial Statements
(Unaudited)

Note 1 - Basis of Pro Forma Presentation

On June 5, 2012 (the "Closing Date"), Centaurus Diamond Technologies, Inc. (formerly Sweetwater Resources, Inc.) (“CTDT” or the “Company”) closed an asset acquisition pursuant to the terms of the Asset Acquisition Agreement (the "Acquisition Agreement") by and between the Company and Innovative Sales, a Nevada corporation ("Innovative"), whereby the Company purchased certain assets of Innovative consisting of a cultured diamond technology patent and related intellectual property (the "Assets") in exchange for (a) 43,850,000 shares (the "Consideration Shares") of our restricted common stock (the "Acquisition"), (b) the Company’s assumption of certain debt of Innovative in an amount not to exceed $100,000, (c) the satisfaction of all of our debts and liabilities as of the Closing Date, and (d) the Company’s simultaneous close on a private placement (the "Private Placement") of its common stock and warrants to purchase shares of the Company’s common stock for gross proceeds of at least $500,000, plus the amount necessary to pay any of the Company’s remaining pre-closing debts, including, but not limited to, all legal and accounting costs associated with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

As a result of the Acquisition, Innovative received the Consideration Shares, representing approximately 59.1% of the Company’s 73,000,000 issued and outstanding shares of common stock, which includes the 1,200,000 shares of the Company’s common stock issued in connection with the simultaneous closing of the Private Placement.  The Acquisition Agreement contains customary representations, warranties, and conditions to closing.  The foregoing description of the terms and conditions of the Acquisition Agreement and the transactions contemplated thereunder that are material to the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement.

The pro forma combined balance sheet as of March 31, 2012 and the pro forma combined statements of operations for the fiscal year then ended are based on the historical financial statements of Innovative and the Company after giving effect to Innovative’s acquisition of the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of March 31, 2012 for the balance sheet, and April 1, 2011 for statements of operations for pro forma financial statements purposes.  The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on April 1, 2011, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Innovative and the Company since such amounts, if any, are not presently determinable.

NOTE 2 - Pro Forma Adjustments

The accompanying pro forma combined financial statements have been prepared as if the acquisition was completed on March 31, 2012 for balance sheet purposes and on April 1, 2011 for statements of operations purposes and reflect the following pro forma adjustments:

1)
To reflect cancellation of 85,575,000 shares of CTDT’s common stock by the controlling stockholders effective as of June 5, 2012, the closing date of the acquisition agreement between CTDT and Innovative Sales

Additional paid-in capital	(85,575)

Common stock: $0.001 par value	85,575

Centaurus Diamond Technologies, Inc.
(Formerly Sweetwater Resources, Inc.)

and

Innovative Sales

As of and for the Fiscal Year Ended March 31, 2012
Notes to the Pro Forma Combined Financial Statements

(Unaudited)

2)	To reflect closing of private placement of 1,200,000 common shares for cash at $0.50 per common share

Cash	600,000

Common stock: $0.001 par value	(1,200)

Additional paid-in capital	(598,800)

3)	To reflect issuance of 43,850,000 common shares to the sole stockholder of Innovative effective as of June 5, 2012, the closing date, upon consummation of the Acquisition Agreement.

Common stock: $0.001 par value	(43,850)

Additional paid-in capital	43,850

4)	To reclassify CTDT accumulated deficit to Additional paid-in capital

Additional paid-in capital	(143,402)

Accumulated deficit	143,402

5)	To reclassify Innovative’s common stock as additional paid-in capital.

Additional paid-in capital	(3,000)

Common stock	3,000